UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2008

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

One Fashion Way, Baldwyn, MS	38824
(Address of Principal Executive Offices)	(Zip Code)

Company's telephone number, including area code: (662) 365-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On May 23, 2008, Hancock Fabrics, Inc. (the "Company") entered into a commitment letter (the "Commitment Letter") with Sopris Capital Partners, LP ("Sopris"), Berg & Berg Enterprises, LLC ("Berg"), and Trellus Partners, L.P. ("Trellus" and, together with Sopris and Berg, the "Backstop Purchasers"). The Commitment Letter relates to the Company's proposed $20,000,000 Floating Rate Secured Notes (the "Notes") which the Company intends to offer pursuant to a prospectus (the "Prospectus") included in a Registration Statement on Form S-1 filed the Securities and Exchange Commission on May 16, 2008 (but only after the Prospectus is declared effective by the Securities and Exchange Commission).

Pursuant to the Commitment Letter, the Backstop Purchasers agreed to purchase any of the Notes that are not purchased by other purchasers during the offering of the Notes. The purchase price for the Notes and the other terms and conditions described in the Prospectus would apply to any purchases of Notes by the Backstop Purchasers. The Backstop Purchasers are currently stockholders of the Company and are members of the Official Committee of Equity Holders of Hancock Fabrics, Inc., which was formed in connection with the filing of our voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on March 21, 2007.

Pursuant to a separate fee letter (the "Fee Letter") executed by the Company and the Backstop Purchasers on May 30, 2008, the Company has agreed, upon closing of the purchase of the Notes, to issue to the Backstop Purchasers warrants to purchase an aggregate of 1,500,000 shares of the Company's common stock, with each Sopris and Berg receiving warrants to purchase up to 646,875 shares and Trellus receiving warrants to purchase up to 206,250 shares. The terms and conditions of the warrants will be the same terms and conditions that will apply to the warrants to be issued in connection with the sale of the Notes pursuant to the Prospectus.

The foregoing description of the Commitment Letter and the Fee Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter and the Fee Letter, which are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Commitment Letter, executed on May 23, 2008
99.2	Fee Letter, executed on May 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK FABRICS, INC.
(Registrant)

By:  /s/ Robert W. Driskell
Name: Robert W. Driskell
Title:   Senior Vice President and Chief
Financial Officer (Principal Financial
and Accounting Officer)

Date: May 30, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Commitment Letter, executed on May 23, 2008
99.2	Fee Letter, executed on May 30, 2008